                                                                     EXHIBIT 4.1

NUMBER                                                                    SHARES

                          THE PLASTIC SURGERY COMPANY

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
          AUTHORIZED 100,000,000 SHARES OF COMMON STOCK, NO PAR VALUE

This certifies that _________________________________________________ is the
registered holder of __________________________________________________Shares of
Common Stock, no par value per share, of The Plastic Surgery Company, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________________________ day of ________________________A.D. 19____



______________________________________   SEAL  _________________________________
President                                      Secretary

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM   --   as tenants in common               UNIF GIFT MIN ACT -- ____________ Custodian _______________
                                                                               (Cust)                 (Minor)
     TEN ENT   --   as tenants by the entireties                           under Uniform Gifts to Minors

     JT TEN    --   as joint tenants with right of                         Act __________________________________
                    survivorship and not as tenants                                         (State)
                    in common

     Additional abbreviations may also be used though not in the above list.

     For value received, _________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________________________________________________

_______________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________


                                                _______________________________

         In presence of


___________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.